UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2020

FACEBANK GROUP, INC.

(Exact name of registrant as specified in its charter)

Florida	000-55353	26-4330545
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1115 Broadway, 12th Floor, New York, NY	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212)-537-5775

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.03 Amendment of Articles of Incorporation

On March 26, 2020, FaceBank Group, Inc. amended its Articles of Incorporation to designate 35,800,000 of its authorized preferred stock as “Series AA Convertible Preferred Stock” pursuant to a Certificate of Designation of Series AA Convertible Preferred Stock (the “Series AA Preferred Stock Certificate of Designation”). FaceBank intends to issue shares of its Series AA Convertible Preferred Stock as consideration in the pending merger transaction with fuboTV, Inc. (“fuboTV) pursuant to an Agreement and Plan of Merger and Reorganization dated as of March 19, 2020 by and among FaceBank, fuboTV Acquisition Corp., a wholly-owned subsidiary of FaceBank and fuboTV. A description of the Series AA Convertible Preferred Stock is contained in FaceBank’s Current Report on Form 8-K that was filed on March 23, 2020 and is incorporated herein by reference. The Series AA Preferred Stock Certificate of Designation was filed as Exhibit 3.02 to FaceBank’s Current Report on Form 8-K that was filed on March 23, 2020 and is incorporated herein by reference.

Item 8.01 Other Events

Due to the outbreak of coronavirus disease 2019 (COVID-19), Facebank is filing this current report on Form 8-K to avail itself of an extension to file its Annual Report on Form 10-K for the period ended December 31, 2019 (the “Annual Report”), originally due on March 30, 2020, relying on orders issued by the Securities and Exchange Commission (the “SEC”) on March 4, 2020 and March 25, 2020 pursuant to Section 36 of the Securities Exchange Act of 1934, as amended.

In December 2019, a novel strain of coronavirus was reported to have surfaced in Wuhan, China, which has and is continuing to spread throughout China and other parts of the world, including the United States. On January 30, 2020, the World Health Organization declared the outbreak of the coronavirus disease (“COVID-19”) a “Public Health Emergency of International Concern,” and on March 11, 2020, the World Health Organization characterized the outbreak as a “pandemic”.

The headquarters and finance operations of our principal operating subsidiary are located in France. Local health authorities in France have enacted stringent restrictions designed to minimize risk to exposure to COVID-19 that have resulted in the mandatory confinement of people to their homes, subject to limited exceptions. In addition, due to travel restrictions imposed by the governments of the United States and France in the wake of the COVID-19 outbreak , our U.S. based independent auditor has been unable to travel to France to perform the site visits needed to complete the audit of our financial statements for the fiscal year ended December 31, 2019. These restrictions have prevented our personnel and auditors from accessing the offices of our subsidiary in France. All of the foregoing has slowed the accounting and auditing work required to compile and audit our financial statements for the year ended December 31, 2019 to be included in the Annual Report.

As such, FaceBank will be relying upon the 45-day grace period provided by the SEC’s orders to delay filing of its Annual Report. FaceBank will file its Annual Report by no later than May 14, 2020, 45 days after the original due date of its Annual Report.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Letter dated March 30, 2020 from Marcum LLP

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FACEBANK GROUP, INC.

Date: March 30, 2020	By	/s/ John Textor
John Textor
Chief Executive Officer

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